Exhibit 10.1

THE SECURITIES BEING SUBSCRIBED FOR PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND SUCH STATE LAWS AS MAY BE APPLICABLE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE SECURITIES ARE SET FORTH IN THIS SUBSCRIPTION AGREEMENT.

subscription AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of [ ], 202[ ], is by and between Dolphin Entertainment, Inc., a Florida corporation (the “Company”), and the subscriber identified on the signature page hereto (the “Subscriber”).

WHEREAS, the Company desires to sell and issue to the Subscriber, and the Subscriber wishes to purchase from the Company a convertible promissory note having the rights and privileges set forth in substantially the form of note attached as Exhibit A hereto at an interest rate of 10% per annum (the “Note”) as set forth on the signature page hereto and the Company has agreed to execute this Agreement as an inducement to the Subscriber to enter into this transaction; and

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Regulation D, as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Subscription for Note; Purchase Price.

Purchase. The Subscriber, intending to be legally bound, hereby irrevocably agrees to subscribe for and agrees to purchase the Note in the principal amount set forth on the signature page hereto (the “Purchase Price”). This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Agreement.

Closing; Conditions to Closing. Closing on the purchase and sale of the Note shall be consummated on such date as the Company accepts the Subscriber’s offer to purchase the Note as evidenced by the Company’s counter-execution of the signature page to this Agreement, the Company’s execution of the Note and the return of a fully executed Note to the Subscriber (“Closing”). On or prior to the date of each Closing, the following shall have occurred:

The Subscriber shall have delivered to the Company a dated, and executed signature page to this Agreement, with all blanks required to be completed by the Subscriber properly completed;

The Subscriber shall have delivered to the Company a dated, completed and signed Accredited Investor Questionnaire attached as Exhibit C hereto, with all blanks required to be completed by the Subscriber properly completed;

The Company shall have received the Purchase Price from the Subscriber;

Any other conditions to Closing set forth in this Agreement shall have been satisfied or waived.

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Representations, Warranties and Covenants of the Company: The Company represents, warrants and covenants to the Subscriber that:

Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Florida. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

No Conflicts. This Agreement does not: (i) conflict with any provision of the Company’s Articles of Incorporation or Bylaws, as each may have been amended from time to time to date; or (ii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

Authorization. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and constitutes the valid and binding obligations of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights.

Capitalization. The authorized capital stock of the Company immediately prior to the consummation of the transactions contemplated by this Agreement consists of:

10,000,000 shares of preferred stock of which 50,000 shares have been duly designated Series C Convertible Preferred Stock, all of which are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof.

200,000,000 shares of the common stock of the Company, par value $0.015 (“Common Stock”), of which [ ] shares are duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof.

20,000 shares of Common Stock have been duly reserved for issuance upon exercise of existing warrants.

2,000,000 Shares have been duly reserved for the Company’s incentive compensation plan, of which [ ] have been issued and [ ] restricted stock units have been issued but are not vested;

Up to [ ] shares of Common Stock due to the seller of Be Social Public Relations, LLC upon achievement of certain financial targets. The earnout consideration is calculated using a 30-day trading average closing price and for this calculation we used the 30-day trading average closing price on [ ], 202[ ].

Up to 1,486,707 shares of Common Stock issuable to the seller of Socialyte LLC that will receive a number of shares up to $5,000,000 of Common Stock if certain financial targets are achieved. Pursuant to the membership interest purchase agreement between the Company and NSL Ventures LLC, the number of shares issued will be based on a purchase price of $3.714 per share.

Up to 127,877 shares of Common Stock related to convertible debt outstanding using a purchase price of $3.91 per share.

Up to [ ] shares of Common Stock related to [ ] convertible promissory notes outstanding. The number of shares to be issued upon conversion of the convertible promissory notes is based on a 90-day trading average closing price of the Common Stock. For purposes of this calculation, the 90-day trading average on [ ], 202[ ] was used.

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Representations, Warranties and Covenants of Subscriber. Subscriber represents and warrants to the Company that:

Own Account. The Note and the Common Stock that the Subscriber would acquire upon conversion is being (or would be) acquired solely for its, his or her account and are not being (or would not be) purchased with a view to, or for resale in connection with, any distribution within the meaning of the Securities Act or related laws and regulations or any other applicable securities laws of any other jurisdiction (collectively, the “Securities Laws”). The Subscriber will not resell or offer to resell the Note or the Common Stock except in accordance with the terms of the Bylaws of the Company and in compliance with all applicable Securities Laws.

Organization and Standing of Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

Authorization and Power. The Subscriber has all requisite authority (and in the case of an individual, the capacity) to purchase the Note, and enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder and thereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the Subscriber.

No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of the Subscriber’s charter documents or bylaws or other organizational documents (if the Subscriber is not an individual) or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement or instrument or obligation to which the Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to the Subscriber or its properties. The Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Note in accordance with the terms hereof.

Residence. The Subscriber is a resident of the state set forth on the signature page hereto and is not acquiring the Note as a nominee or agent otherwise for any other person.

No Reliance. The Subscriber confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Note. It is understood that information and explanations related to the terms and conditions of the Note provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Note, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Subscriber in deciding to invest in the Note. The Subscriber acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Note for purposes of determining the undersigned’s authority to invest in the Note.

Investment Experience.

(a) The Subscriber has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Note. The Subscriber has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Company.

The Subscriber has had access to the legal, financial, tax and accounting information concerning the Company and the Note as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Note.

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The Subscriber understands that neither the Note nor the Common Stock that the Subscriber would acquire upon conversion have not and will not be registered under the Securities Laws. The Subscriber understands that the Company is under no obligation whatsoever to furnish a registration of the Note under the Securities Laws.

The Subscriber represents that the Subscriber is an “accredited investor”, as defined in Rule 501 promulgated under the Securities Act, which definition is attached as Exhibit B hereto and has accurately completed the Accredited Investor Questionnaire attached as Exhibit C hereto. The Subscriber also represents that the Subscriber has not been organized for the purpose of acquiring the Note.

The Subscriber is aware that the Subscriber will have to make the payment of the Purchase Price for the Note as set forth above. The Subscriber can bear the economic risk of losing its entire investment in the Company without impairing the Subscriber’s ability to provide for itself, himself or herself and/or his or her family (as applicable) in the same manner that the Subscriber would have been able to provide prior to making an investment in the Company.

Confidentiality. The Subscriber understands and hereby acknowledges and agrees that all of the information appearing herein and otherwise provided to the Subscriber in connection with the purchase of the Note made hereby is confidential and that the Subscriber and the Subscriber’s representatives and agents may not disclose such information to any person that is not a party to the transactions contemplated hereby.

No General Solicitation. The Subscriber acknowledges that neither the Company nor any other person offered to sell the Note to it by means of any form of general solicitation or advertising, including but not limited to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

Dilution Protection. The Subscriber has been furnished with a copy of the Articles of Incorporation of the Company (including the Certificates of Designation with respect to the Series C Convertible Preferred Stock) and understands that the holder of the Series C Convertible Preferred Stock is entitled to anti-dilution protection with respect to any issuances of Common Stock occurring after the issuance of the Series C Convertible Preferred Stock on March 7, 2016.

Legend. The Subscriber understands that the Note to be purchased by it, him or her, and any shares of Common Stock issued upon conversion thereof, will be “restricted securities” as that term is defined in Rule 144 under the Securities Act and that the certificate(s), if any, representing the Note, and any shares of Common Stock issued upon conversion thereof, will bear a restrictive legend thereon in substantially the form that appears below:

“NEITHER THIS CONVERTIBLE NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, BUT ONLY UPON THE HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE “BLUE SKY” OR OTHER SIMILAR SECURITIES LAW.”

Additional Information. The Subscriber agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the issuance of the Note.

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Survival. The Subscriber understands that all representations and warranties and agreements hereunder shall survive execution and delivery of this Subscription Agreement and the Note.

Indemnification. The Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, attorneys, affiliates, and control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or its successor or any such person which results, arises out of or is based upon any material misrepresentation by such Subscriber in this Agreement or in any Exhibits attached hereto, or other agreement delivered pursuant hereto.

Amendments. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Subscriber. No waiver of any provision this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

Governing Law. This Agreement and any disputes or claims arising out of or in connection with its subject matter shall be governed by and construed in accordance with the laws of the State of Florida without regard to the rules of conflict of laws of such state that would cause the laws of another jurisdiction to apply. The parties hereto acknowledge and agree that venue and jurisdiction for any claim, suit or controversy related to or arising out of this Agreement shall lie in the state or federal courts located in Miami-Dade County, Florida. THE PARTIES HEREBY WAIVE THE RIGHT TO JURY TRIAL OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN THEM.

Notices. All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties and their respective addresses as follows:

to the Company, at:

150 Alhambra Circle

12th Floor

Coral Gables, FL 33134

United States

Attention: William O’Dowd

Facsimile: 305-774-0405

E-mail:billodowd@dolphinentertainment.com

to Subscriber at:

Name:

Address:

E-mail:

or to such address of which either party may subsequently give notice. All notices, requests, demands or other communications to the respective parties hereto shall be in writing addressed to the respective parties at their respective addresses shown beneath their signatures hereto. All such notices, requests, demands and communications described above and all other notices, demands, requests and other communications made in connection with this Agreement shall be effective and be deemed to have been received (i) if delivered by hand, upon personal delivery, (ii) if delivered by reputable overnight courier service, one business day after its delivery to such courier service with all charges prepaid (or charged to the account of the sender) and with receipt confirmed (by a record of receipt maintained) by such overnight courier, (iii) if delivered by United States mail upon the earlier of actual receipt and three business days after deposit, registered or certified mail, return receipt requested, with proper postage prepaid, (iv) if delivered by facsimile, upon sender’s receipt of confirmation of proper transmission, and (v) if delivered by electronic transmission, upon transmission.

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Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which, taken together, shall constitute but one instrument. Facsimile or other electronically scanned and transmitted signatures shall be deemed originals for all purposes of this Agreement.

Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein; and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters.

Fees and Expenses. Except as set forth in the Bylaws of the Company, each party hereto shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

Parties. This Agreement is made solely for the benefit of and is binding upon the Company and the Subscriber, and no other person or entity shall acquire or have any right under or by virtue of this Agreement.

Assignment. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns. This Agreement and the rights of the Subscriber hereunder may be assigned by Subscriber only with the prior written consent of the Company. The Company may not assign this Agreement without the written consent of the Subscriber.

Further Assurances. Each party agrees to cooperate fully with the other party hereto and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by the other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

[Signature pages follow]

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The Subscriber hereby agrees to purchase US $[ ] in principal amount of Notes and is tendering such amount by wire according to the following wire transfer instructions:

BANKING INSTITUTION NAME AND ADDRESS
FOR CREDIT TO:	Dolphin Entertainment, Inc.

REFERENCE:

Account Name:
Account Number:
ABA:
ACH/Routing:
Swift:
Bank Name:
Bank Address:
Bank Rep:

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
Entered into as of the day and year below written:
Date:_________________________	[ ]

_________________________________

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

DOLPHIN ENTERTAINMENT, INC.

By: ________________________________
Name: William O’Dowd IV
Title: Chief Executive Officer

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